Prospectus Supplement
John Hancock Current Interest
John Hancock Money Market Fund (the fund)
Supplement dated October 29, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, the introductory paragraph and the “Average annual total returns” table under the heading “Past performance”, are replaced in order to add the returns of the ICE BofA 3 Month U.S. Treasury Bill Index as stated below:
The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. The ICE BofA 3 Month U.S. Treasury Bill Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time. Calendar year total returns are shown only for Class A shares and would be different for other share classes.
Average annual total returns (%)—as of 12/31/2023	1 year	5 year	10 year
Class A (before tax)	4.57	1.53	0.93
after tax on distributions	2.68	0.89	0.54
after tax on distributions, with sale	2.68	0.89	0.54
Class C	3.57	1.53	0.93
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53	1.10	1.81
ICE BofA 3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.01	1.88	1.25
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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